                                                               SCHWABFUNDS(R)

                                                                   [LOGO]

                                                            SCHWAB INTERNATIONAL
                                                               INDEX FUND(TM)



ANNUAL REPORT
OCTOBER 31, 1995


[Photo of the Schwab Building, San Francisco, California]

Dear Fellow Shareholder,




  [Photo      The SchwabFunds Family(R) is celebrating  tremendous growth as a
    of        mutual fund complex. By  placing your trust in SchwabFunds,(R)
  Charles     you've  helped total assets under management grow by  $8 billion
 R. Schwab]   in 1995 to reach over $31 billion.  With over $31 billion in assets under management, SchwabFunds ranks in the top 6% of all mutual fund complexes.

We believe much of this success can be traced to the Schwab commitment to serve the needs of the Fund shareholders, a commitment demonstrated by the entire SchwabFunds staff and, in particular, by our experienced team of portfolio managers.

The 20 professionals who make up our growing portfolio management team are devoted to monitoring the financial markets for you. Through a careful and disciplined selection of securities, the portfolio managers strive to construct optimal portfolios that provide shareholders with competitive returns that meet their investment goals. And shareholders continue to signal their trust in the 175 years of combined experience behind our SchwabFunds portfolio management by keeping their money invested in SchwabFunds. In fact, a large number of the 1.5 million shareholders have been investing in the SchwabFunds Family since its first year of operation.

We believe an important part of serving your needs is keeping you informed about your investments. For example, last year we added the question and answer section of this report, developed by our portfolio managers to address what they feel were the most pressing questions we've heard from shareholders over the period. It is one way we hope to keep communication open between you and the people managing your investments.

During its six years, the SchwabFunds Family has grown to include a solid selection of funds that meet the "core" needs of investors. SchwabFunds offers a solution to investors who want the convenience and competitive costs of a no-load mutual fund family. The 19 no-load funds available to retail investors, including the new Schwab Asset Director(R) Funds, offer diversification of the U.S. and international equity markets, both taxable and tax-free bonds and a variety of money market investments.

With this level of diversification, you may use SchwabFunds to create an efficient, well-rounded portfolio. Or you may use them to serve as building blocks to an overall investment program that includes more specialized investments.

I invite you to learn more about the SchwabFunds Family. To receive a brochure and prospectus for the SchwabFunds, please call our toll-free number, 1-800-2 NO-LOAD, or visit any one of our more than 200 Schwab offices. A Schwab representative will be happy to provide you with a prospectus that includes more complete information on the Funds, including charges and expenses. Please read it carefully before investing. If you normally invest in SchwabFunds with the help of an investment manager, he or she can give you more information on the other SchwabFunds.

I'd like to extend my personal gratitude for your trust in the SchwabFunds Family as it continues to grow. You should feel confident that the outstanding efforts of all those who are part of the SchwabFunds organization will continue going forward. And we expect these efforts to help us to meet even higher standards of excellence in the years ahead.


                                        /s/ Charles R. Schwab
                                            Charles R. Schwab



Cover: The Schwab Building, San Francisco, California

COMMENTS FROM THE INVESTMENT MANAGER

We are pleased to report on the performance of the Schwab International Index Fund(TM) for fiscal year 1995, which began November 1, 1994 and ended October 31, 1995. During the year, the Fund continued to help you participate in the growth potential of the international equity markets by tracking the price and dividend performance of the Schwab International Index(R).

GROWTH IN ASSETS AND SHAREHOLDERS

During the year, investors signaled their confidence in the Schwab International Index Fund by investing over $33 million in the Fund. The Fund's net assets grew from $142 million to more than $179 million as of October 31, 1995, while the number of shareholders increased from 21,680 to 24,599. We believe this growth underscores the Fund's effectiveness as a way to tap the long-term opportunities offered by international equities.

FUND ACHIEVED SUPERIOR PERFORMANCE

The Schwab International Index Fund and the Schwab International Index outperformed the industry benchmark, Morgan Stanley Capital International-Europe, Australia, Far-East Index (EAFE Index) during the year. The Fund's performance is especially noteworthy because indices usually enjoy a performance advantage since they have no trading costs or operational expenses, unlike mutual funds. The Schwab International Index Fund's net asset value
(NAV) began the year at $10.89 and ended at $11.13. Additionally, the Fund paid $0.12 per share in dividends during the year.

The table below compares the total return of the Schwab International Index Fund, the Schwab International Index and the EAFE Index for various periods.

                                  TOTAL RETURN

                                                                                      Cumulative Since              Average Annual
                              6 Months Ended              One-Year Ended               Fund Inception           Since Fund Inception
                             October 31, 1995            October 31, 1995            (9/9/93 -10/31/95)          (9/9/93 -10/31/95)
-----------------------------------------------------------------------------------------------------------------------------------
Schwab International
Index Fund(TM)                     1.55%                        3.35%                          13.18%                   5.95%

-----------------------------------------------------------------------------------------------------------------------------------

Schwab International
Index(R)                           1.01%                        3.94%                          14.61%

-----------------------------------------------------------------------------------------------------------------------------------

EAFE Index                        -1.59%                       -0.33%                          10.75%

-----------------------------------------------------------------------------------------------------------------------------------

Total return assumes reinvestment of all dividends and capital gain distributions. Past performance is no guarantee of future results. Principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees were waived during the year. Without the waivers, the Fund's total return for the year would have been 2.98%. Indices are unmanaged, and unlike the Fund, do not reflect advisory and other fees associated with an investment in the Fund.

WORLD EQUITY MARKET OVERVIEW

While the U.S. stock market experienced nearly uninterrupted growth over the 12-month period, the performance of overseas equity markets was mixed. European markets generally produced strong results, but the Japanese market continued to be clouded by economic uncertainty. As a broadly based international index fund, the Schwab International Index Fund(TM) experienced both the positive and negative effects of these varying market conditions. You'll find a more detailed discussion of factors that affected the Fund's performance during the year in the "Questions to the Portfolio Management Team" section of this report.

INDEXING: A SMART STRATEGY

Indexing offers you a smart, convenient way to participate in the long-term growth potential of the international equity market. The Schwab International Index Fund attempts to track the price and dividend performance of the Schwab International Index(R), which comprises the stocks of 350 of the world's largest publicly traded companies, ranked by market capitalization. 1 Under normal circumstances, the Fund keeps nearly all of its assets invested in the stocks that comprise the Index, maintaining only a small cash position to cover shareholder redemptions and Fund expenses.

Index funds are designed to help you earn returns that keep pace with targeted segments of the equity market. While actively managed funds regularly buy and sell securities based on predictions of market movements, index funds follow a "passive" investment strategy that seeks to track the market's performance. Few professional money managers are actually able to beat the performance of the stock market on a consistent basis. In fact, over the last five years, only about one in four professionally managed equity funds outperformed the U.S. stock market. 2 Trying to match market performance with an indexing approach can be a sensible alternative.

HIGHER AFTER-TAX RETURNS

The Schwab International Index Fund seeks to maximize your after-tax returns and minimize expenses and capital gain distributions. Since the Fund follows a buy-and-hold investment strategy, it features relatively low portfolio turnover which translates into lower portfolio trading expenses and reduces the possibility of capital gain distributions. For the year ended October 31, 1995, the Fund's portfolio turnover rate was zero, significantly below 61%, the average for U.S. international equity funds. 3 When it does become necessary to sell securities, the Fund's Investment Manager seeks to offset capital gains with losses to avoid capital gain distributions. These strategies can help maximize your after-tax returns by reducing or deferring the taxes you pay.









 1 The Schwab International Index includes companies from 15 countries with developed securities markets, and excludes non-operating companies and U.S. companies.

 2 U.S. Stock market performance as measured by Standard and Poor's 500 Index(R) (S&P500); equity fund performance measured by the total return of 1,036 general equity funds as reported by Morningstar, Inc., 9/30/95.

 3 Source: Morningstar, Inc. Average annual portfolio turnover for 327 U.S. international equity funds, as of 10/31/95.

EXPENSE RATIO REDUCED

At Schwab, we have a commitment to keep fees and expenses low. The less you pay in fees and expenses, the greater the portion of a fund's return you can receive. In line with this commitment, the Schwab International Index Fund(TM) does not impose sales loads or 12b-1 fees, both of which would increase expenses and diminish total return. 4

To enhance your return potential, the Fund's total operating expense ratio was lowered. Effective July 1, 1995, through at least June 30, 1996, the Fund's total operating expense ratio was lowered from 0.95% to 0.69%--significantly below 1.68%, the average for U.S. international equity funds. 5 While the reduction occurred too late in the reporting period for its full impact to be felt, the Fund's new, lower expense ratio will help you earn higher returns going forward.

BROAD INTERNATIONAL DIVERSIFICATION

The Schwab International Index Fund's broadly diversified portfolio helps reduce investment risk by investing in a wide variety of industries and markets around the world. Since the world's equity markets aren't perfectly correlated, investing in multiple securities and markets helps spread risk and limit the impact of a downturn in any one particular security or market.

The Schwab International Index Fund invests in substantially all of the 350 stocks in the Schwab International Index(R). The map on the following page shows how the Fund's portfolio is diversified across international borders. You will also find a complete listing of the Fund's holdings at year-end following the "Questions to the Portfolio Management Team" section of this report.

A LONG-TERM COMMITMENT

In addition to their diversification benefits, international stocks also offer you attractive return potential over the long term. Over the long term, international equities have outperformed large-cap U.S. stocks. For the 20-year period ended 12/31/94, the average annual return for U.S. large-cap stocks was 14.5% and the average annual return for international stocks was 15.5%. 6
This performance is further explained in the "Questions to the Portfolio Management Team" section.

It's important to realize, however, that overseas equity markets can be very volatile, especially in the short-term. Moreover, international investing involves special risks, including currency fluctuations, economic or political instability and different tax laws and accounting standards. If you can accept these risks, however, diversifying your portfolio internationally may smooth its overall volatility and help you realize the attractive return potential that international stocks offer.


 4 To help keep Fund expenses low for long-term shareholders, investors who hold their shares for less than six months will be charged a redemption fee of 0.75%. This fee is paid directly to the Fund to offset the costs associated with short-term trading.

 5 Source: Morningstar, Inc. Avergae operating expenses reported for 327 U.S. international equity funds as of 10/31/95.

 6 Source: BARRA, Inc. Specific sources for the data are S&P 500 for large cap stock and EAFE Index for international stock performance. Indices are unmanaged and do not incur management or transaction costs and cannot be invested in. Past performance does not guarantee future results. Total return assumes reinvestment of all dividends and capital gain distributions.

              THE FUND PROVIDES INTERNATIONAL EQUITY OPPORTUNITIES


        [Graph of Schwab International Index Fund(TM) Equity Holdings
                           as of October 31, 1995]

       Canada                      3
       United Kingdom             20.1
       Netherlands                 5.1
       Belgium                     0.6
       Denmark                     0.4
       Germany                     8.7
       Sweden                      2.2
       Japan                      30.4
       Spain                       1.6
       France                      7.2
       Switzerland                 8
       Italy                       2.3
       Hong Kong                   3.7
       Singapore                   2.2
       Australia                   2.5


              SCHWAB INTERNATIONAL INDEX FUND(TM) EQUITY HOLDINGS
                             AS OF OCTOBER 31, 1995

LOOKING FORWARD

Whatever direction the world's equity markets take in the year ahead, we believe the Schwab International Index Fund will continue to offer you a convenient, low-cost way to diversify your portfolio internationally. With its broadly diversified portfolio and potential for high return, we believe the Fund can play an important role in your overall investment strategy. Going forward, the Fund will also continue to strive to track the price and dividend performance of the Schwab International Index(R) and to maintain its tax and cost efficiencies.

Thank you for placing your confidence in SchwabFunds.(R) We recognize that we earn your trust day by day, and we look forward to continuing to serve your investment needs in the future.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
------------------------------------------

TRACKING OVERSEAS EQUITY MARKETS

The Schwab International Index(R) is designed to track the market performance of some of the world's largest publicly held companies, excluding U.S. companies. Developed by Schwab in 1993 as a broadly based indicator of overseas equity markets, the Index currently spans 15 countries in Europe and the Pacific Rim. The Index represents approximately 35% of the market value of all publicly traded foreign companies. The stocks which comprise the Index have a combined market capitalization exceeding $3 trillion.

To be included in the Index, a company must satisfy the following criteria:

-  it must be an operating company, not an investment company;

- it must be based in a foreign country with a developed securities market;

-  its shares must trade in a liquid market;

- it must rank among the world's top 350 companies (after the above three criteria have been met), based on market capitalization (shares outstanding multiplied by share price).

To avoid overconcentration to any one national market, the total of all companies from any one country may not exceed 35% of the Index at the time the Index is rebalanced. The Index is revised at least semi-annually, and companies that meet or no longer meet these criteria are added or deleted, as appropriate. By investing in the stocks that comprise the Index, the Schwab International Index Fund can help you diversify your portfolio through exposure to leading foreign companies around the world.


QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Stephen B. Ward - Senior Vice President and Chief Investment Officer Geri Hom - Portfolio Manager

Q. HOW DID THE PERFORMANCE OF THE SCHWAB INTERNATIONAL INDEX(R) COMPARE TO THE EAFE INDEX DURING THE 12-MONTH REPORTING PERIOD?

A. The total return of the Schwab International Index was 3.94%, outperforming the -0.33% total return of the EAFE Index. However, the returns of both indices were below the long-term average for international stock returns. The 20-year average annual return for international stocks, as measured by the EAFE Index, for the period ended 12/31/94 was 15.5%.

The chart on the following page illustrates the cumulative total return of the Schwab International Index, Schwab International Index Fund(TM) and the EAFE Index since the Fund's inception on September 9, 1993.

      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                (IN THE SCHWAB INTERNATIONAL INDEX FUND(TM),
            THE SCHWAB INTERNATIONAL INDEX(R) AND THE EAFE INDEX)

                       SCHWAB INTERNATIONAL INDEX FUND
            AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1995


                    ONE YEAR                SINCE INCEPTION
                    --------                ---------------
                     3.35%                      5.95%

[Line graph comparing value of $10,000 investment for the period 9/9/93 through
    10/31/95 between the Schwab International Index(R) $11,461, the Schwab
      International Index Fund(TM) $11,318, and the EAFE Index $11,075]


Date                      Int'l Index Fund           Int'l Index             EAFE Index
----                      ----------------           -----------             ----------
  9/3/93.............         10,000                    10,000                 10,000
 9/30/93.............          9,767                     9,786                  9,776
10/31/93.............         10,150                    10,167                 10,079
11/30/93.............          9,420                     9,454                  9,200
12/31/93.............         10,146                    10,137                  9,867
 1/31/94.............         10,769                    10,823                 10,703
 2/28/94.............         10,558                    10,623                 10,676
 3/31/94.............         10,156                    10,172                 10,218
 4/30/94.............         10,458                    10,544                 10,654
 5/31/94.............         10,408                    10,448                 10,593
 6/30/94.............         10,488                    10,508                 10,743
 7/31/94.............         10,649                    10,692                 10,846
 8/31/94.............         10,941                    10,999                 11,103
 9/30/94.............         10,559                    10,621                 10,753
10/31/94.............         10,951                    11,026                 11,113
11/30/94.............         10,427                    10,478                 10,579
12/31/94.............         10,484                    10,564                 10,645
 1/31/95.............         10,108                    10,254                 10,237
 2/28/95.............         10,189                    10,282                 10,207
 3/31/95.............         10,759                    10,964                 10,847
 4/30/95.............         11,145                    11,346                 11,255
 5/31/95.............         11,176                    11,303                 11,121
 6/30/95.............         11,064                    11,168                 10,926
 7/31/95.............         11,623                    11,826                 11,607
 8/31/95.............         11,237                    11,384                 11,165
 9/30/95.............         11,470                    11,661                 11,382
10/31/95.............         11,318                    11,461                 11,075



        Past performance is no guarantee of future results. Principal value and returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        The performance graph compares a hypothetical $10,000 investment in the Schwab International Index Fund since inception with hypothetical investments in the Schwab International Index and the EAFE Index. Indices are unmanaged and assume reinvestment of all dividends. Investors cannot invest directly in an index, therefore indices, unlike the Fund, do not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Fund total returns assume the reinvestment of all dividends and capital gain distributions.

Q. WHAT ACCOUNTS FOR THE DIFFERENCE IN THE PERFORMANCE OF THE SCHWAB INTERNATIONAL INDEX(R) AND THE SCHWAB INTERNATIONAL INDEX FUND(TM)?

A. Unlike the Fund, the Index does not incur management and other Fund costs which reduce returns to the shareholders. In addition, the Fund, unlike the Index, holds a small portion of its balances in cash to meet shareholder redemptions and pay expenses. The cash portion earns interest at money market rates, which may be more or less than the returns of the Index during a given period. Also, the weighting of any particular security in the Fund can be greater or less than in the Index.

Another factor accounting for the difference in performance is the Fund's goal to minimize capital gain distributions. In order to avoid excessive realization of capital gains, the Fund may continue to hold certain stocks which are no longer in the Index. Depending on the performance of these non-Index stocks, this practice may have positive or negative contributions to the Fund's tracking error.

Combined, these factors cause the difference in the returns of the Fund compared to the Index, a difference referred to as the Fund's "tracking error." The tracking error for the Fund during the reporting period was 0.59%, and the average annual tracking error since the Fund's inception has been 0.62%. Given the Fund's operating expense ratio of 0.69% and the components of tracking error (as discussed above) we view this tracking error as favorable.

Q. HOW HAVE THE FLUCTUATING VALUES OF THE U.S. DOLLAR AND OTHER INTERNATIONAL CURRENCIES AFFECTED THE SCHWAB INTERNATIONAL INDEX AND SCHWAB INTERNATIONAL INDEX FUND DURING THE REPORTING PERIOD?

A. Since investments in the Fund are denominated in U.S. dollars, the return on international equities to Fund investors is made up of two primary components-- the market movement of securities, and the value of the dollar in relation to the securities' local currencies. As a result, fluctuations in the exchange rate between the U.S. dollar and the local currencies will affect the U.S. dollar-denominated returns the Fund earns on international equities. If the U.S. dollar rises against the local currency, it will decrease the return on your investment in the Fund. However, if the U.S. dollar falls against the local currency, it will increase the return on your investment.

The three countries with the largest representation as a percentage of the Fund's investments were Japan (30%), the United Kingdom (20%) and Germany (9%). In terms of currency fluctuations, the Japanese yen had the greatest effect on the Index and the Fund's performance. During the first half of the reporting period, the U.S. dollar fell dramatically against the Japanese yen, which increased total return for Fund investors. The situation reversed itself during the second half of the reporting period, with the U.S. dollar rebounding against the Japanese yen, which had a negative impact on the Index and the Fund's total return. Therefore, the net effect of currency fluctuations on the Index and the Fund's performance over the entire reporting period was minor. However, within the reporting period the value of the Index, and therefore Fund shares, was affected by currency movements. The graph on the following page illustrates how currency fluctuations affected the Index.

The bold line represents Schwab International Index U.S. dollar-denominated returns. The gray line represents local currency returns for the Schwab International Index prior to conversion to U.S. dollars. The impact of the weak U.S. dollar in the second quarter of 1995 caused the spread between returns earned by U.S. dollar-denominated investments and local currency returns to widen, as shown by the graph. Later in the year, although stock prices rose in local currency terms, this increase was offset by the strengthening dollar, and the spread decreased. It is important to remember that currency fluctuations, such as those experienced during the reporting period, are not unusual and should be an expected element of international investing. In fact, if an investor's diversified portfolio includes both U.S. and international securities, these exchange rate fluctuations may have a beneficial impact on total portfolio risk by reducing the correlation of returns among asset classes within the portfolio.

        [Line graph comparing value of $10,000 investment in the Schwab International Index(R) for the period 10/31/94 through 10/31/95 in U.S. dollars $10,394 and in local currency $10,408]


                   SCHWAB INTERNATIONAL INDEX(R) TOTAL RETURN
                  EXPRESSED IN U.S. DOLLARS AND LOCAL CURRENCY

                 Date         U.S. Dollar     Local Currency
                 ----         -----------     --------------
                 10/31/94       10,000            10,000
                 11/30/94        9,503             9,790
                 12/31/94        9,581             9,869
                  1/31/95        9,300             9,473
                  2/28/95        9,325             9,362
                  3/31/95        9,944             9,349
                  4/30/95       10,290             9,631
                  5/31/95       10,251             9,697
                  6/30/95       10,129             9,534
                  7/31/95       10,725            10,160
                  8/31/95       10,324            10,387
                  9/30/95       10,576            10,495
                 10/31/95       10,394            10,408

        Principal value and returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        The graph compares a hypothetical investment in the Schwab International Index. Indices are unmanaged and assume reinvestment of all dividends. Investors cannot invest directly in an index, therefore indices, unlike Funds, do not reflect payment of advisory fees and other expenses associated with an investment in a Fund. Past performance does not indicate future performance.


Q. WHICH FOREIGN COUNTRIES' EQUITIES PROVIDED THE GREATEST RETURN DURING THE PAST 12-MONTHS FOR U.S. INTERNATIONAL INVESTORS?

A. Switzerland was clearly the strongest performing equity market during the period. The total return for Swiss stocks in the EAFE Index was 38.26% 7. Swiss stocks represented approximately 8% of Fund net assets at the end of the reporting period. Other countries that exhibited strong market performance during the period were Sweden and Belgium, whose total returns in the EAFE Index were 26.95% 7, and 18.19% 7, respectively. Sweden and Belgium represented approximately 2% and 1% of Fund net assets at the end of the period, respectively.

Q. WHY ARE INTERNATIONAL INDEX FUNDS AN ATTRACTIVE INVESTMENT OPTION, AND WHAT ROLE SHOULD AN INTERNATIONAL INDEX FUND PLAY IN AN INVESTMENT PORTFOLIO?

A. As with other types of securities, investing in international stocks using an index fund as the investment vehicle offers the advantages of broad company diversification, typically lower operating expense ratios than actively managed funds 8, and, in the case of the Schwab International Index Fund(TM), a tax-smart management strategy which seeks to minimize portfolio turnover and capital gain distributions.


 7 Source: Morgan Stanley, Inc. Morgan Stanley Capital International total returns. These total returns do not represent those of the Schwab International Index(R) or the Schwab International Index Fund.

 8 Source: Morningstar, Inc. The average annual operating expense ratio for 316 actively managed international funds was 1.69% compared to 1.16% for 11 international index funds as of 10/31/95.

International stocks also manifest certain characteristics which make them attractive elements of a well-diversified investment portfolio. Historically, international stocks have demonstrated high return potential and correlations of return which differ significantly from domestic stock returns. For example, for the 20-year period ended 12/31/94, international stocks, as measured by the EAFE Index provided an average annual return of 15.5%. 9 During the same period, international stocks had total return correlations of 0.469, 0.379 and
0.269 with domestic large-cap stocks, domestic small-cap stocks and long-term U.S Government bonds, respectively. A correlation of 1.0 means that the returns of the asset classes move together perfectly in relation to each other. A correlation of 0.0 means that the returns of the asset classes have no relationship whatsoever. A negative correlation means that the returns of the asset classes move in opposite directions in relation to each other. When combining asset classes to formulate an investment portfolio, utilizing asset classes with low or even negative return correlations will result in lower total return volatility.

Typically, investors with higher risk tolerances and longer term investment horizons may be able to consider a larger allocation to international stocks. Investors with lower risk tolerances and shorter term investment horizons may want to consider a smaller, or no, allocation to international stocks. An investment portfolio which uses only international stocks will not realize the benefits of asset class diversification described above. To take maximum advantage of these investment principles, an investor should consider combining international stocks with other major equity asset classes (such as large company stocks and small company stocks) to form the equity component of a well-diversified investment portfolio.











 9 Source: BARRA, Inc. Specific sources for the data are EAFE Index for international stock; S&P 500 for large-cap stock; Ibbotson and BARRA Small Company Index for small-cap stock and Ibbotson and Lehman Long-Term Bond Index for government bond performance. Total return assumes reinvestment of all dividends and capital gain distributions. Indices are unmanaged and do not incur management or transaction costs and cannot be invested in. Past perfromance does not guarantee future results.

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
COMMON STOCK--97.3%
AUSTRALIA--2.4%
Australia & New Zealand
  Banking Group                 53,322     $    223
BTR Nylex, Ltd.                116,332          316
Broken Hill Proprietary Co.,
 Ltd.                           83,813        1,135
CRA                             27,600          426
Coles Myer, Ltd.                51,855          179
Commonwealth Bank Group         41,124          313
National Australia Bank         63,258          542
News Corp., Ltd.                91,896          463
Western Mining Corp.            53,600          344
Westpac Banking Corp.           79,986          328
                                           --------
                                              4,269
                                           --------
BELGIUM--0.6%
Electrabel                       2,000          449
Electrabel, AFV1                   500          114
Petrofina SA                     1,100          341
Societe Generale de Belgique     3,040          230
                                           --------
                                              1,134
                                           --------
CANADA--3.0%
Alcan Aluminum                  10,050          322
BCE Inc.                        14,279          481
Bank of Montreal                11,886          268
Bank of Nova Scotia              8,524          184
Barrick Gold Corp.              16,500          385
Canadian Imperial Bank of
 Commerce                        9,595          260
Canadian Pacific Ltd.           16,700          266
Imperial Oil Ltd.                8,919          327
Newbridge Networks Corp.*        3,300          101
Northern Telecom Ltd.           12,000          433
Nova Corp.                      19,200          149
PanCanadian Petroleum Ltd.       5,000          168
Placer Dome Inc.                21,200          467
Royal Bank of Canada            15,200          342
Seagram Co. Ltd.                17,400          633
Thomson Corp.                   27,100          367
Toronto-Dominion Bank           14,000          248
                                           --------
                                              5,401
                                           --------
DENMARK--0.4%
D/S 1912 Series B                   10          196
D/S Svendborg Series B               5          140
Tele Danmark AS Series B         5,910          308
                                           --------
                                                644
                                           --------
FRANCE--7.2%
AXA Groupe SA                   13,366          742
Alcatel Alsthom Cie Generale
 d'Electricite SA                6,954          594
Alcatel Cable                    1,723          100
Assurances Generales de
 France                         15,800          456
Banque Nationale de Paris       10,161          418
Canal Plus                         819          142
Carrefour                        1,200          705
Cie Financiere de Paribas
 (Bearer)                        5,425          298
Cie Generale des Eaux            5,221          485
Compagnie de Saint-Gobain SA     3,931          469
Danone Groupe                    3,350          535
Elf Aquitaine                   12,835          874
L'Air Liquide                    3,073          515
L'Oreal SA                       2,900          709
LVMH Moet Hennessy Louis
 Vuitton                         7,100        1,413
Lafarge Coppee SA                8,596          570
Lyonnaise des Eaux-Dumez         2,780          271
Michelin Class B (Reg.)          5,300          214
PSA Peugeot Citroen              2,200          287
Renault (Regie Nationale)       10,500          329
Rhone-Poulenc SA A Shares       15,400          336
Sanofi                           4,510          288
Schneider SA                     8,900          343
Societe Generale                 3,978          456
Suez Group                       7,455          281
TOTAL Class B                   10,604          655
Union des Assurances de Paris    14,389         374
                                           --------
                                             12,859
                                           --------
GERMANY--8.1%
BASF Group                       2,653          582
Bankgesellschaft Berlin          1,206          356
Bayer AG                         3,167          842
Bayerische Hypotheken &
 Wechsel Bank AG                11,380          275
Bayerische Motoren Werke AG        910          488
Bayerische Vereinsbank AG       11,590          328
Commerzbank AG                   1,535          355
Daimler-Benz AG                  2,721        1,312
Deutsche Bank AG                21,400          968
Dresdner Bank AG                20,130          538
Hoechst AG                       2,762          725
Linde AG                           400          246
Lufthansa AG (Bearer)            1,600          223
Mannesmann AG                    1,734          571
Muenchener Rueckversicherung        11           19
Muenchener Rueckversicherung
 (Reg.)                            744        1,544
Preussag AG                        721          205
RWE AG                           1,581          563
SAP AG                           2,840          450
Schering AG                      3,500          244
Siemens AG                       2,610        1,368
Thyssen AG                       1,411          254
VIAG AG                            970          394
Veba AG                         22,470          923
Vereinigte Elektrizitatswerke
 Westfalen Series B                903          300
Volkswagen AG                    1,246          393
                                           --------
                                             14,466
                                           --------
HONG KONG--3.7%
CITIC Pacific                   98,000          306
Cathay Pacific Airways         141,000          208
Cheung Kong Holdings            50,000          282
China Light & Power             94,900          506
Hang Seng Bank Ltd.             88,900          745
Henderson Land
 Development Co.                76,000          455
Hongkong Electric Holdings
 Ltd.                           99,000          337
Hongkong Telecom
 International                 520,000          908
Hutchison Whampoa Ltd.         165,000          909
New World Development Co.       69,709          271
Sun Hung Kai Properties        107,500          859
Swire Pacific Ltd. Class A      75,500          566
Wharf Holdings                 101,000          341
                                           --------
                                              6,693
                                           --------

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
ITALY--2.3%
Alleanza Assicurazioni          22,500     $    192
Alleanza Assicurazioni
 (Non-Convertible)               3,750           26
Assicurazioni Generali          37,200          867
Banco di Roma SpA              141,900          127
Fiat Finance SpA               113,000          368
Fiat Finance SpA
 (Non-Convertible)              42,000           79
First Bank San Paolo di
 Torino                         27,700          153
IMI                             24,800          136
INA                            201,000          264
Montedison SpA                 213,000          147
RAS Assicurazioni                6,310           63
RAS Assicurazioni
 (Non-Convertible)               2,790           15
STET                           177,000          501
STET (Non-Convertible)          66,000          144
Telecom Italia                 260,000          395
Telecom Italia
 (Non-Convertible)              65,000           77
Telecom Italia Mob*            260,000          436
Telecom Italia Mob di Risp*     65,000           72
                                           --------
                                              4,062
                                           --------
JAPAN--30.4%
Ajinomoto Co., Inc.             14,000          138
All Nippon Airways Co., Ltd.    31,000          300
Asahi Bank                      48,000          479
Asahi Breweries                  8,000           87
Asahi Chemical Industry Co.     28,000          197
Asahi Glass Co., Ltd.           24,000          235
Ashikaga Bank                   15,000           89
Bank of Fukuoka                 11,000           81
Bank of Tokyo                   58,000          845
Bank of Yokohama                24,000          170
Bridgestone Corp.               15,000          208
Canon Inc.                      18,000          308
Chiba Bank                      16,000          133
Chubu Electric Power Co.        16,100          375
Chugoku Electric Power
 Co., Inc.                       7,854          183
Cosmo Oil Co.                   11,000           54
DDI Corp.                          100          810
Dai Nippon Printing Co.         15,000          239
Dai-Ichi Kangyo Bank, Ltd.      97,000        1,640
Daiei Inc.                      14,000          146
Daiichi Pharmaceutical Co.       5,000           70
Daiwa Bank                      33,000          197
Daiwa House Industry Co.        11,000          165
Daiwa Securities Co.            29,000          340
East Japan Railway Co.             100          472
Ebara Corp.                      5,000           69
Eisai Co.                        5,000           85
Fanuc                            5,000          217
Fuji Bank, Ltd.                 93,000        1,727
Fuji Photo Film Co.             11,000          272
Fujitsu Ltd.                    38,000          453
Furukawa Electric Co., Ltd.     13,000           58
Gunma Bank                      10,000          102
Hachijuni Bank                  13,000          145
Hankyu Corp.                    17,000           88
Hanwa Co.                        5,000           15
Hiroshima Bank                  13,000           64
Hitachi Ltd.                    96,000          985
Hitachi Zosen                   19,000           93
Hokkaido Electric Power Co.      4,080           95
Hokkaido Takushoku Bank         12,000           30
Hokuriku Bank                   13,000           76
Hokuriku Electric Power Co.      4,080           94
Honda Motor Co., Ltd.           20,000          348
Industrial Bank of Japan,
 Ltd.                           76,000        2,073
Ishikawajima-Harima Heavy
 Industries                     25,000          101
Isuzu Motors Ltd.               20,000           81
Ito-Yokado Co., Ltd.             9,000          492
Itochu Corp.                    28,000          166
Japan Airlines Co., Ltd.        35,000          210
Japan Energy Co.                21,000           60
Japan Telecom Co.                   10          222
Japan Tobacco Inc.                 100          854
Joyo Bank                       18,000          129
Jusco Co.                        6,000          141
Kajima Corp.                    20,000          185
Kandenko Co., Ltd.               5,000           62
Kansai Electric Power Co.       20,200          474
Kao Corp.                       12,000          145
Kawasaki Heavy Industries       25,000          105
Kawasaki Steel Co.              72,000          239
Keio Teito Railway Co.           8,000           45
Kinden Co.                       3,000           52
Kinki Nippon Railway Co.        35,000          270
Kirin Brewery Co., Ltd.         22,000          222
Kobe Steel                      59,000          155
Kokusai Denki                    1,500          121
Komatsu Ltd.                    22,000          172
Kubota Corp.                    27,000          167
Kyocera Corp.                    4,000          328
Kyowa Hakko Kogyo                6,000           56
Kyushu Electric Power Co.        9,797          232
Kyushu Matsushita Electric
 Co.                             3,000           48
Long-Term Credit Bank of
 Japan                          52,000          406
Marubeni Corp.                  34,000          166
Marui Co.                        7,000          121
Matsushita Communication
 Industrial                      4,000           90
Matsushita Electric
 Industrial Co., Ltd.           61,000          865
Matsushita Electric Works       15,000          148
Matsushita-Kotokuki
 Electronics                     3,000           61
Mazda Motor Corp.               21,000           66
Mitsubishi Bank                 82,000        1,603
Mitsubishi Chemical Corp.       34,000          154
Mitsubishi Corp.                33,000          365
Mitsubishi Electric Corp.       43,000          321
Mitsubishi Estate Co.           28,000          298
Mitsubishi Heavy Industries     71,000          548
Mitsubishi Materials Co.        21,000           95
Mitsubishi Motors               17,000          142
Mitsubishi Oil Co.               8,000           64
Mitsubishi Trust & Banking
 Corp.                          27,000          377
Mitsui & Co.                    34,000          271
Mitsui Fudosan Co.              16,000          183
Mitsui Marine & Fire
 Insurance                      14,000           84
Mitsui O.S.K. Lines             14,000           37
Mitsui Trust & Banking Co.      25,000          200
Mitsukoshi Ltd.                  9,000           71
Murata Manufacturing Co.         5,000          175
NEC Corp.                       34,000          449
NGK Insulators                   5,000           46

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
NKK Corp.                       67,000     $    162
Nagoya Railroad Co.             10,000           47
New Oji Paper Co.               16,000          147
Nichii Co.                       4,000           47
Nikko Securities Co.            29,000          270
Nikon Corp.                     11,000          157
Nintendo Co., Ltd.               3,000          221
Nippon Credit Bank              34,000          133
Nippon Express Co.              21,000          170
Nippon Fire & Marine
 Insurance Co.                   7,000           38
Nippon Oil Co.                  26,000          138
Nippon Paper Industries Co.     39,000          268
Nippon Steel Corp.             145,000          481
Nippon Telegraph &
 Telephone Corp.                   596        4,888
Nippon Yusen Kabushiki Kaisha   27,000          144
Nippondenso                     17,000          311
Nissan Motor Co., Ltd.          54,000          364
Nisshin Steel Co.               20,000           74
Nomura Securities Co., Ltd.     51,000          932
Obayashi Corp.                  17,000          126
Odakyu Electric Railway Co.     14,000           94
Oki Electric Industry Co.,
 Ltd.                           12,000          111
Omron Corp.                      8,000          187
Ono Pharmaceutical Co.           3,000          119
Osaka Gas Co.                   53,000          178
Pioneer Electronic Corp.         4,000           61
Ricoh Co., Ltd.                 13,000          140
Rohm Co.                         4,000          243
SEGA Enterprises, Ltd.           2,000          106
Sakura Bank                     86,000          832
Sankyo Co.                       7,000          154
Sanwa Bank                      92,000        1,565
Sanyo Electric Co., Ltd.        40,000          207
Secom Co.                        3,000          195
Seibu Railway Co.               11,000          484
Sekisui Chemical Co.            11,000          143
Sekisui House                   14,000          161
Seven-Eleven Japan Co.           7,000          467
Sharp Corp.                     22,000          305
Shikoku Electric Power Co.       6,222          145
Shimizu Corp.                   17,000          158
Shin-Etsu Chemical Co.           6,000          123
Shiseido Co., Ltd.               8,000           81
Shizuoka Bank                   16,000          189
Showa Shell Sekiyu               8,000           64
Sony Corp.                       8,000          360
Sony Music Entertainment
 (Japan)                         2,100           90
Sumitomo Bank                   90,000        1,592
Sumitomo Chemical Co.           35,000          163
Sumitomo Corp.                  21,000          191
Sumitomo Electric Industries    15,000          173
Sumitomo Marine & Fire
 Insurance Co.                  13,000           93
Sumitomo Metal Industries       60,000          162
Sumitomo Metal Mining Co.       11,000           87
Sumitomo Trust & Banking Co.    25,000          288
Suzuki Motor Corp.              10,000          101
TDK                              3,000          155
Taisei Corp.                    19,000          113
Taisho Pharmaceutical Co.        8,000          145
Takeda Chemical Industries      17,000          239
Teijin Ltd.                     19,000           87
Tobu Railway Co.                16,000           91
Tohoku Electric Power Co.       10,100          237
Tokai Bank                      42,000          439
Tokio Marine & Fire
 Insurance Co.                  33,000          339
Tokyo Electric Power Co.,
 Inc.                           39,087        1,024
Tokyo Electron                   3,000          130
Tokyo Gas & Electric
 Industrial                     57,000          201
Tokyu Corp.                     23,000          146
Tonen                           13,000          184
Toppan Printing Co.             15,000          198
Toray Industries                29,000          181
Toshiba Corp.                   68,000          493
Tostem Corp.                     5,000          153
Toto                             8,000          108
Toyo Seikan                      4,000          115
Toyo Trust & Banking Co.        17,000          115
Toyoda Automatic Loom            6,000           94
Toyota Motor Corp.             118,000        2,192
Yamaichi Securities Co.         25,000          131
Yamanouchi Pharmaceutical Co.    6,000          134
Yamazaki Baking Co.              5,000           88
Yasuda Fire & Marine
 Insurance Co.                  20,000          121
Yasuda Trust & Banking Co.      23,000          103
                                           --------
                                             54,676
                                           --------
NETHERLANDS--5.1%
ABN-AMRO Holding NV             12,240          514
Aegon NV                        11,115          422
Akzo Nobel NV                    3,300          376
Elsevier NV                     31,600          409
Heineken NV                      2,250          399
Internationale Nederlanden
 Groep                          13,042          778
Koninklijke PTT Nederland       22,140          779
Philips Electronics NV          15,400          595
PolyGram NV                      8,700          543
Royal Dutch/Shell Group
 (Bearer)                       25,200        3,129
Unilever NV                      7,500          983
Wolters Kluwer CVA               3,139          286
                                           --------
                                              9,213
                                           --------
SINGAPORE--2.2%
Development Bank Singapore      45,000          516
Hong Kong Land Holdings        233,331          420
Jardine Matheson Holdings
 Ltd.                           35,811          218
OCBC Bank                       41,833          491
Singapore Airlines Ltd.         62,000          575
Singapore Telecom              709,000        1,445
United Overseas Bank            39,600          348
                                           --------
                                              4,013
                                           --------
SPAIN--1.6%
Argentaria                       5,700          201
Banco Central SA (Reg.)          5,500          114
Banco Espanol de Credito        26,000          176
Banco de Bilbao Vizcaya SA
 (Reg.)                         11,200          342
Banco de Santander SA (Reg.)     6,800          296
Empresa Nacional de
 Electricidad                   11,700          582
Iberdrola SA                    39,600          298
Repsol, SA                      12,800          382
Telefonica Internacional de
 Espana, SA                     42,300          534
                                           --------
                                              2,925
                                           --------

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
SWEDEN--2.2%
ASEA AB Series A Free shares     3,300     $    330
ASEA AB Series B Free shares       800           79
Astra AB Series A Free shares   22,400          823
Astra AB Series B Free shares    3,400          123
Branded Consumer Products
 (Compulsory Acquisition)
 Series A*                       5,300           75
Branded Consumer Products
 (Compulsory Acquisition)
 Series B*                       2,800           39
Ericsson(LM) Telephone*          6,280          133
Ericsson(LM) Telephone
 Series B                       62,800        1,333
Pharmacia AB Series A
 Free shares                     5,300          184
Pharmacia AB Series B
 Free shares                     2,800           98
Sandvik AB Series A
 Free shares                     8,600          161
Volvo AB Series A Free shares    5,000          114
Volvo AB Series B Free shares   20,700          466
                                           --------
                                              3,958
                                           --------
SWITZERLAND--8.0%
BBC Brown Boveri                   370          429
BBC Brown Boveri (Reg.)            189           43
CS Holding (Reg.)               13,670        1,397
Ciba-Geigy Ltd. (Bearer)           170          147
Ciba-Geigy Ltd. (Reg.)           1,175        1,017
Cie Financiere Richemont
 Series A (Bearer)                 259          360
Holderbank Fn Glarus (Bearer)    1,000          803
Nestle Ltd. (Reg.)               1,823        1,911
Roche Group                        323        2,347
Roche Group (Bearer)                75          960
SMH AG (Bearer)                    156           97
SMH AG (Reg.)                      682           92
Sandoz Ltd. (Bearer)               491          409
Sandoz Ltd. (Reg.)               1,673        1,381
Schweizerische
 Bankgesellschaft (Bearer)         979        1,061
Schweizerische
 Bankgesellschaft (Reg.)           950          218
Schweizerische Bankverein
 (Bearer)                        1,129          463
Schweizerische Bankverein
 (Reg.)                          1,251          256
Winterthur (Reg.)                  500          329
Zurich Versicherun (Reg.)        2,095          600
                                           --------
                                             14,320
                                           --------
UNITED KINGDOM--20.1%
Abbey National                  61,900          524
Allied-Lyons                    48,700          393
Argyll Group                    54,708          278
BAA PLC                         48,456          377
BAT Industries PLC             144,756        1,188
BOC Group                       21,850          300
BTR PLC                        165,615          880
Barclays PLC                    75,223          883
Bass PLC                        42,400          444
Boots Co. PLC                   46,648          413
British Airways PLC             46,400          334
British Gas PLC                201,400          767
British Petroleum Co. PLC      259,375        1,907
British Sky Broadcast           76,400          457
British Steel                   94,600          244
British Telecommunications
 PLC                           294,200        1,749
Cable & Wireless PLC           146,900          959
Cadbury Schweppes PLC           40,210          332
Commercial Union
 Assurance Co.                  31,400          304
General Accident                17,300          177
General Electric Co. PLC       125,200          622
Glaxo PLC                      149,529        2,017
Grand Metropolitan PLC          98,003          679
Great Universal Stores          47,800          431
Guinness PLC                    93,500          749
HSBC Holdings PLC               40,757          606
HSBC Holdings PLC
 (Hong Kong)                    82,896        1,217
Hanson PLC                     240,444          737
Imperial Chemical
 Industries PLC                 32,100          393
Inchcape                        22,221          110
J. Sainsbury PLC                85,028          569
Kingfisher                      29,415          221
Lloyds Abbey Life               26,700          193
Lloyds Bank                     59,098          727
Marks & Spencer PLC            127,500          855
National Power Development      59,600          465
National Westminster Bank PLC   75,443          753
Pearson PLC                     25,137          250
Peninsular & Oriental Steam
 Navigation Co.                 26,291          200
Powergen PLC                    37,400          336
Prudential Corp.                85,865          537
RTZ Corp. PLC (Reg.)            48,503          672
Rank Organisation PLC           40,800          272
Redland                         22,248          123
Reed International PLC          26,000          395
Reuters Holdings PLC            86,500          804
Royal Bank of Scotland          36,413          295
Scot & Newcastle                20,100          186
Scottish Power                  31,400          173
Shell Transport & Trading
 Co. (Reg.)                    157,000        1,837
SmithKline Beecham PLC
 Series A                       65,635          685
SmithKline Beecham PLC
 (units)                        62,700          642
Standard Chartered PLC          10,264           84
Sun Alliance Group              31,988          191
TSB Group PLC                   76,700          452
Tesco                           95,403          453
Thorn EMI PLC                   19,666          458
Tomkins                         47,801          189
Unilever PLC                    36,900          717
Vendome (units)                 34,050          301
Vodafone Group PLC             146,192          604
Waste Management
 International*                 16,000           75
Zeneca Group                    45,200          842
                                           --------
                                             36,027
                                           --------
TOTAL COMMON STOCK
 (Cost $162,414)                            174,660
                                           --------

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
PREFERRED STOCK--0.7%
AUSTRALIA--0.1%
News Corp. Ltd. (Limited
  Voting Shares)                39,718     $    182
                                           --------
GERMANY--0.6%
Henkel KGaA                        629          235
RWE AG (Non Voting)              1,832          519
SAP AG Non Voting Preference     2,010          308
Volkswagen AG (Non Voting)         350           80
                                           --------
                                              1,142
                                           --------
ITALY--0.0%
Fiat Finance SpA                38,800           77
                                           --------
TOTAL PREFERRED STOCK
 (Cost $1,168)                                1,401
                                           --------
WARRANTS--0.0%
UNITED KINGDOM--0.0%
BTR Nylex Ltd.
  (expire 11/26/98)*             4,019            2
                                           --------
TOTAL WARRANTS
 (Cost $3)                                        2
                                           --------
REPURCHASE AGREEMENT--1.2%
UNITED STATES--1.2%
State Street Bank & Trust
  4.75%
  Dated 10/31/95
  Due 11/01/95
  Collateralized By:
  U.S. Treasury Bond
  $1,440,000 Par; 12%
  Due 8/15/13                $   2,144        2,144
                                           --------
TOTAL REPURCHASE AGREEMENT
 (Cost $2,144)                                2,144
                                           --------
TOTAL INVESTMENTS--99.2%
 (Cost $165,729)                            178,207
                                           --------
OTHER ASSETS AND LIABILITIES--0.8%
 Other Assets                                 1,793
 Liabilities                                   (388)
                                           --------
                                              1,405
                                           --------
NET ASSETS--100.0%
Applicable to 16,137,640
 outstanding $0.00001
 par value shares
 (unlimited shares
 authorized)                               $179,612
                                           ========
NET ASSET VALUE PER SHARE                    $11.13
                                              =====

------------------

*Non-Income Producing Security

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF OPERATIONS (in thousands)
For the year ended October 31, 1995
--------------------------------------------------------------------------------

Investment income:
  Dividends (net of foreign tax withheld of $515)                 $ 3,386
  Interest                                                            161
                                                                  -------
     Total investment income                                        3,547
                                                                  -------
Expenses:
  Investment advisory and administration fee                        1,080
  Transfer agency and shareholder service fees                        386
  Custodian fees                                                      206
  Registration fees                                                    45
  Professional fees                                                    50
  Shareholder reports                                                  46
  Trustees' fees                                                       43
  Amortization of deferred organization costs                          24
  Insurance and other expenses                                          6
                                                                  -------
                                                                    1,886
Less expenses reduced                                                (577)
                                                                  -------
     Total expenses incurred by Fund                                1,309
                                                                  -------
Net investment income                                               2,238
                                                                  -------
Net realized gain (loss) on investments and foreign currency transactions:
  Proceeds from sales of investments                                9,597
  Cost of investments sold                                         (9,437)
                                                                  -------
     Net realized gain on investments from changes in market
       value                                                          160
     Net realized loss on investments from changes in foreign
       exchange rates                                                (137)
                                                                  -------
       Net realized gain on investments sold                           23
       Net realized gain on foreign currency transactions             170
                                                                  -------
          Net realized gain on investments sold and foreign
            currency transactions                                     193
                                                                  -------
Change in net unrealized gain (loss) on investments and foreign currency translation:
  Changes in market value:
     Beginning of period unrealized gain                              413
     End of period unrealized gain                                  4,832
                                                                  -------
       Increase in net unrealized gain in market value              4,419
                                                                  -------
  Changes in foreign exchange rates:
     Beginning of period unrealized gain                            9,494
     End of period unrealized gain                                  7,646
                                                                  -------
       Decrease in net unrealized gain in foreign exchange rates   (1,848)
                                                                  -------
          Increase in net unrealized gain on investments from
            changes in market value and foreign exchange rates      2,571
          Decrease in net unrealized gain on translating assets
            and liabilities into the reporting currency               (14)
                                                                  -------
            Increase in net unrealized gain on investments and
               foreign currency translation                         2,557
                                                                  -------
Net gain on investments                                             2,750
                                                                  -------
Increase in net assets resulting from operations                  $ 4,988
                                                                  =======

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                     For the year ended
                                                         October 31,
                                                     1995           1994
                                                   --------       --------
Operations:
  Net investment income                            $  2,238       $  1,412
  Net realized gain (loss) on investments sold
     and foreign currency transactions                  193           (580)
  Increase in net unrealized gain on investments
     and foreign currency translation                 2,557          8,889
                                                   --------       --------
  Increase in net assets resulting from
     operations                                       4,988          9,721
                                                   --------       --------
Distributions to Shareholders From:
  Net investment income                              (1,532)          (433)
  Capital gains                                          --           (188)
                                                   --------       --------
  Total distributions to shareholders                (1,532)          (621)
                                                   --------       --------
Capital Share Transactions:
  Proceeds from shares sold                          73,349         61,237
  Net asset value of shares issued in
     reinvestment of distributions                    1,372            560
  Early withdrawal fees                                  49            129
  Less payments for shares redeemed                 (40,969)       (34,756)
                                                   --------       --------
  Increase in net assets from capital share
     transactions                                    33,801         27,170
                                                   --------       --------
Total increase in net assets                         37,257         36,270
Net Assets:
  Beginning of period                               142,355        106,085
                                                   --------       --------
  End of period (including undistributed
     net investment income of $2,051 and
     $1,306, respectively)                         $179,612       $142,355
                                                   ========       ========
Number of Fund Shares:
  Sold                                                6,778          5,947
  Reinvested                                            134             56
  Redeemed                                           (3,840)        (3,392)
                                                   --------       --------
  Net increase in shares outstanding                  3,072          2,611
Shares Outstanding:
  Beginning of period                                13,066         10,455
                                                   --------       --------
  End of period                                      16,138         13,066
                                                   ========       ========


                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------
1. DESCRIPTION OF THE FUND

The Schwab International Index Fund (the "Fund") is a series of Schwab Capital Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers the Schwab Small-Cap Index Fund(R), the Schwab Asset Director(R)-High Growth Fund, the Schwab Asset Director(R)-Conservative Growth Fund and the Schwab Asset Director(R)-Balanced Growth Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Fund is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R), an index created to represent the performance of common stocks and other equity securities issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined in good faith by the Fund's investment manager pursuant to Board of Trustees' guidelines. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

Security transactions and investment income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Foreign currency translation -- The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates on October 31. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund separates within its statement of operations the portion of realized and unrealized gains and losses resulting from changes in foreign exchange rates from that arising from changes in securities' market values.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

Forward currency contracts -- A forward currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time the contract was closed. The Fund engages in Forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future exchange rates.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund, its initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At October 31, 1995, (for financial reporting and federal income tax purposes), net unrealized gain aggregated $12,478,000, of which $22,819,000 related to appreciated securities and $10,341,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of .70% of the first $300 million of average daily net assets and .60% of such assets over $300 million. Under this agreement, the Fund incurred investment advisory and administration fees of $1,080,000 during the year ended October 31, 1995, before the Investment Manager reduced its fee (see Note 5).

Sub-advisory agreement -- Prior to June 30, 1995, the Investment Manager had a sub-advisory agreement with Dimensional Fund Advisors Inc. ("Dimensional") under which Dimensional performed day-to-day portfolio management for the Fund. Dimensional did not receive compensation directly from the Fund. However, the Investment Manager did pay Dimensional an annual fee, payable monthly, of .15% of the first $300 million of average daily net assets and .05% of such assets over $300 million. Effective June 30, 1995, the sub-advisory agreement for the Fund was terminated and the Investment Manager assumed day-to-day portfolio management responsibility for the Fund.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets for transfer agency services and .20% of such assets for shareholder services. For the year ended October 31, 1995, the Fund incurred transfer agency and shareholder service fees of $386,000, before Schwab reduced its fees (see Note 5).

Officers and trustees -- During the period, certain officers and trustees of the Trust were also officers or directors of the Investment Manager and/or Schwab. During the year ended October 31, 1995, the Trust made no direct payments to its officers or trustees who were "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $43,000 related to the Trust's unaffiliated trustees.

4. BORROWING AGREEMENT

The Trust has an arrangement with State Street Bank and Trust Company, the Fund's custodian, whereby the Fund may borrow up to $10,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. During the year ended October 31, 1995, no borrowings were made under this arrangement.

5. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. For the year ended October 31, 1995, the total of such fees reduced by the Investment Manager was $415,000 and the total of such fees reduced by Schwab was $162,000.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated $43,932,000 and $9,597,000, respectively, for the year ended October 31, 1995.

7. EARLY WITHDRAWAL FEES PAID TO THE FUND

The Fund assesses a .75% early withdrawal fee on redemption proceeds attributable to shares purchased and held less than six months. The early withdrawal fee is retained by the Fund and is treated as a contribution to capital. For the year ended October 31, 1995, total early withdrawal fees retained by the Fund amounted to $49,000.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

8. COMPOSITION OF NET ASSETS

At October 31, 1995, net assets consisted of:

Capital paid in                                               $165,464,000
Accumulated undistributed net investment income                  2,051,000
Accumulated net realized loss on investments sold and
  foreign currency transactions                                   (402,000)
Net unrealized gain on investments                              12,478,000
Net unrealized gain on translating assets and liabilities
  into the reporting currency                                       21,000
                                                              ------------
     Total                                                    $179,612,000
                                                              ============

The Fund follows Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, which will generally present undistributed income and realized gains on a tax basis. As a result, certain reclassifications to increase undistributed net investment income and net realized loss on investments sold and foreign currency transactions by $39,000 and $15,000 respectively, and to decrease capital paid in by $24,000 have occurred. These reclassifications have no impact on the net asset value of the Fund.

At October 31, 1995, the Fund's Statement of Net Assets included liabilities of $149,000 for Fund shares redeemed and $61,000 for investment advisory and administration fee payable.

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                          For the period
                                                                           September 9,
                                                                               1993
                                                                         (commencement of
                                                  For the year ended      operations) to
                                                      October 31,          October 31,
                                                   1995         1994           1993
                                                 --------     --------   ----------------
Net asset value at beginning of period           $  10.89     $  10.15       $  10.00
Income from Investment Operations
-------------------------------
  Net investment income                               .14          .11            .03
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                      .22          .69            .12
                                                 --------     --------       --------
  Total from investment operations                    .36          .80            .15
Less Distributions
---------------
  Dividends from net investment income               (.12)        (.04)            --
  Distributions from realized gain
    on investments                                     --         (.02)            --
                                                 --------     --------       --------
  Total distributions                                (.12)        (.06)            --
                                                 --------     --------       --------
Net asset value at end of period                 $  11.13     $  10.89       $  10.15
                                                 ========     ========       ========
Total return (%)                                     3.35         7.89           1.50
--------------
Ratios/Supplemental Data
-----------------------
  Net assets, end of period (000s)               $179,612     $142,355       $106,085
  Ratio of expenses to
    average net assets (%)                            .85          .90            .60*
  Ratio of net investment income to
    average net assets (%)                           1.45         1.14           2.15*
  Portfolio turnover rate (%)                           0            6              2

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended October 31, 1995, 1994 and 1993, would have been 1.22%, 1.30% and 2.10%*, respectively, and the ratio of net investment income to average net assets would have been 1.08%, .74% and .65%*, respectively.

* Annualized

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Board of Trustees
and Shareholders of the Schwab International Index Fund(TM)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab International Index Fund (one of the series constituting Schwab Capital Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations and the changes in its net assets for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
November 22, 1995

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                             SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio with one investment in any of three Asset Director(R) Funds, or choose several different equity markets with our three equity index funds. You can also select from different maturities with our bond fund choices and take advantage of an array of money market funds.

                          SCHWAB ASSET DIRECTOR FUNDS

The three Asset Director Funds offer a mix of stocks, bonds and cash-equivalents with varying degrees of risk and return potential.

- High Growth Fund seeks to provide high capital growth with less volatility than an all-stock portfolio.This Fund has the largest stock component and offers the highest risk and return potential.

- Balanced Growth Fund seeks to provide maximum total return, including capital growth and income.This Fund invests in a more balanced mix of stocks and bonds and offers moderate risk and return potential.

- Conservative Growth Fund seeks to provide income with growth potential. This Fund has the smallest stock component, which is designed to help offset inflation, and generally keeps the majority of its assets invested in bonds. It offers the lowest risk and return potential.

                               SCHWAB INDEX FUNDS

- Schwab 1000 Fund(R) is designed to match the total return of the Schwab 1000 Index,(R) which is comprised of the largest 1,000 publicly traded U.S. companies-the stocks of which represent about 85% of the total market capitalization of the U.S. Stock Market. 1

- Schwab Small-Cap Index Fund(R) is designed to track the total return of the Schwab Small-Cap Index,(TM) which tracks the performance of small-capitalization companies. The Schwab Small-Cap Index is comprised of the second 1,000 largest publicly traded companies in the United States. 1

- Schwab International Index Fund(TM) is designed to track the total return of the Schwab International Index,(R) which is comprised of 350 of the largest companies, based on market capitalization, in foreign countries with developed securities markets. 2

                               SCHWAB BOND FUNDS

- Schwab Government Bond Funds include two different Funds designed to offer high current yields with the credit safety of high-quality U.S. government securities. The level of income you are seeking and your tolerance for fluctuation in share price should determine your selection of either our Short/Intermediate Fund or our Long-Term Fund. 3

- Schwab Tax-Free Bond Funds help investors take advantage of one of the last remain-ing tax breaks: tax-free municipal bonds. We offer a Short/Intermediate Fund and a Long-Term Fund, both of which pay monthly income free from federal personal income tax. 4, 5

- Schwab California Tax-Free Bond Funds give California residents two different opportunities to earn double tax-free income--free from both federal and California state personal income taxes. Choose from the Short/Intermediate Fund or the Long-Term Fund. 5

                               SCHWAB MONEY FUNDS

Schwab offers an array of money funds that seek high current income with safety and liquidity. Most can be linked to your Schwab account to "sweep" cash balances automatically when you're in between other investments. 6

To find out more about any of the SchwabFunds,(R) please call the toll-free number below. We will be happy to provide you with a free prospectus and brochure. EACH PROSPECTUS PROVIDES MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                        1-800-2 NO-LOAD (1-800-266-5623)

 1 The Schwab 1000 Index and the Schwab Small-Cap Index consist of publicly traded companies ranked by market capitalization. These indices do not include privately held companies, investment companies and companies incorporated outside of the United States.

 2 The Schwab International Index is comprised of publicly traded companies ranked by market capitalization in countries with developed securities markets. Currently invested in 15 countries, the Index does not include privately held companies, investment companies or companies from the United States.

 3 Investors in the Schwab Government Bond Funds may experience a decline in share price due to prepayment of obligations held by the Funds.

 4  Income may be subject to state and local taxes.

 5 Income may be subject to the Alternative Minimum Tax (AMT), and capital appreciation from discounted bonds may be subject to state and federal income tax.

 6 Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

                                                              ----------------
                                                                 BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
                                                               CHARLES SCHWAB
                                                              ----------------
[SCHWABFUNDS FAMILY(R) LOGO]
101 Montgomery Street
San Francisco, CA 94104

INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1995 Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE.
2536R(12/95) CRS 3890   Printed on recycled paper.